                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

                               (Amendment No. 1)


Filed By The Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


                            TYCO INTERNATIONAL LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii); 14a-6(i)(1), 14a-6(i)(2) or
     Item 22 (a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

       --------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

       --------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

       --------------------------------------------------------
     (5) Total fee paid:

       --------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ____________________________________________

     (2) Form, Schedule or Registration Statement No.: ______________________

     (3) Filing Party: ______________________________________________________

     (4) Date Filed: ________________________________________________________

                                     [LOGO]
                                      Tyco

                                                              August [  ], 2002

Dear Shareholder,

   I am pleased to invite you to attend a special general meeting of Tyco shareholders, which will be held at 9:30 a.m., Atlantic Time, on September 5, 2002, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda.

   As discussed in the accompanying proxy statement, you will be asked at the special general meeting to increase the maximum number of directors constituting our Board of Directors from 11 to 15 and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum.

   Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, please sign, date and return the enclosed proxy card at your earliest convenience.

   Thank you for your cooperation.

                                          Yours sincerely,


                                          Edward D. Breen


                                          Chairman, President and Chief
                                            Executive Officer


                            Tyco International Ltd.
  The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

                            TYCO INTERNATIONAL LTD.

              NOTICE OF A SPECIAL GENERAL MEETING OF SHAREHOLDERS

   Notice is hereby given that a special general meeting of shareholders (the "meeting") of Tyco International Ltd. ("Tyco") will be held on September 5, 2002 at 9:30 a.m., Atlantic Time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda to approve an increase in the maximum number of directors constituting our Board of Directors from 11 to 15 and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum.


   Notice of the meeting has been sent to all holders of record of Tyco common shares at the close of business on July 29, 2002. Notice will also be mailed to shareholders who become holders of record of common shares through August 30, 2002. Notice of the meeting has also been sent in accordance with Tyco's Bye-laws to the registered holder of the Tyco special voting preference share, which was issued in connection with the exchangeable shares of CIT Exchangeco Inc. However, as the exchangeable shares have been redeemed in accordance with their terms, no one is entitled to instruct the holder of the special voting preference share as to the casting of votes attaching to the share and thus no such votes will be cast. All holders of record of Tyco common shares on the date of the meeting will be entitled to attend and vote at the meeting. Any Tyco shareholder who does not receive a copy of the proxy statement and accompanying proxy card may obtain a copy at the meeting or by contacting
Tyco at (441) 292-8674.


   Tyco shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card to ensure that your shares are represented at the meeting. Registered Tyco shareholders who attend the meeting may vote their shares personally, even though they have sent in proxies. In order to be admitted to the meeting, registered Tyco shareholders must bring photo identification.

   If your Tyco shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares "held in street name," and these proxy materials are being forwarded to you by your broker or nominee. Your name does not appear on the register of shareholders and, in order to be admitted to the meeting, you must bring a letter or account statement showing that you are the beneficial owner of the shares and photo identification. You will not be able to vote at the meeting and should instruct your broker or nominee how to vote on your behalf. If you are a participant in a Tyco benefit plan, your proxy card will serve as voting instructions to the trustee(s) of such plan.

                                          By Order of the Board of Directors,

                                              IRVING GUTIN
                                             Senior Vice President and
                                             General Counsel
August [  ], 2002

     IMPORTANT: PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. THE PROXY IS REVOCABLE AND IT WILL NOT BE USED IF YOU: GIVE WRITTEN NOTICE OF REVOCATION TO THE SECRETARY AT TYCO INTERNATIONAL LTD., THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA PRIOR TO THE VOTE TO BE TAKEN AT THE MEETING; LODGE A LATER-DATED PROXY; OR ATTEND AND VOTE AT THE MEETING.

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----

   INTRODUCTION........................................................  1
      Solicitation of Proxies..........................................  1
      Registered and Principal Executive Offices.......................  1
      Voting Rights....................................................  1
      Required Vote....................................................  1
      Voting Your Proxy................................................  2
      Costs of Solicitation............................................  3

   PROPOSAL--TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS CONSTITUTING
     THE BOARD OF DIRECTORS FROM 11 TO 15 AND TO AUTHORIZE THE BOARD OF
     DIRECTORS TO APPOINT INDIVIDUALS TO ACT AS ADDITIONAL DIRECTORS
     UP TO SUCH MAXIMUM................................................  4

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......  6

   SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL GENERAL MEETING...........  9

   GENERAL.............................................................  9

Proxy Statement
Special General Meeting of Shareholders
September 5, 2002

                                 INTRODUCTION

Solicitation of Proxies


   This proxy statement and accompanying proxy card are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Tyco International Ltd. ("Tyco" or the "Company") in connection with a special general meeting of Tyco shareholders to be held on September 5, 2002. This proxy statement and the accompanying proxy card are being mailed to Tyco shareholders on or about August [ ], 2002.


Registered and Principal Executive Offices

   The registered and principal executive offices of Tyco are located at The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. The telephone number there is (441) 292-8674.

Voting Rights


   Notice of the meeting has been sent to all holders of record of Tyco common shares at the close of business on July 29, 2002. On that date, there were
issued and entitled to vote [        ] common shares, including [        ]
common shares owned by subsidiaries of Tyco. Notice will also be mailed to shareholders who become holders of record of common shares through August 30, 2002. Notice of the meeting has also been sent in accordance with Tyco's Bye-laws to the registered holder of the Tyco special voting preference share, which was issued in connection with the exchangeable shares of CIT Exchangeco Inc. However, as the exchangeable shares have been redeemed in accordance with their terms, no one is entitled to instruct the holder of the special voting preference share as to the casting of votes attaching to the share and thus no such votes will be cast. Any shareholder who does not receive a copy of the proxy statement and accompanying proxy card may obtain a copy at the meeting or by contacting Tyco at (441) 292-8674. All holders of record of Tyco's common shares on the date of the meeting will be entitled to attend and vote at the meeting. A poll will be taken on the proposal to be put to the meeting, and every holder of a common share will be entitled to one vote per share on the proposal. Two holders of common shares present in person or by proxy form a quorum for the transaction of business.


   For admission to the meeting, registered Tyco shareholders (those who own shares in their own names) must bring photo identification and should come to the Registered Shareholders check-in area, where their ownership will be verified. Those who have beneficial ownership of shares held by a bank or broker (often referred to as "holding in street name") should come to the Beneficial Owners check-in area. To be admitted, beneficial owners must bring account statements or letters from their banks or brokers showing that they own Tyco shares and photo identification, but they will not be able to vote at the meeting. Only holders of record may vote at the meeting. Beneficial shareholders should instruct their broker or bank how to vote on their behalf. Registration will begin at 9:00 a.m., and the meeting will begin at 9:30 a.m.

   The proxy card that is being mailed with this proxy statement to holders of record is also being sent to persons who have interests in Tyco shares through participation in the stock funds of the Tyco retirement savings plans and employee stock purchase plans. Such persons are not eligible to vote directly at the meeting. They may, however, instruct the trustees of such plans how to vote the shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.

Required Vote

   The affirmative vote of a majority of common shares represented at the meeting and voting on the proposal is required to increase the maximum number of directors and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum. Pursuant to Bermuda law, (i) shares represented at the meeting whose votes are withheld on the proposal,
(ii) shares which are represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not empowered to vote on the proposal) and (iii) shares which abstain from voting on the proposal are not included in the determination of the shares voting on the proposal but are counted for quorum purposes.

Voting Your Proxy

   A proxy card has been enclosed with this document.

   Tyco shares represented by a properly executed proxy will be voted as directed on the proxy card. In the absence of contrary direction from a Tyco shareholder, proxies held by the chairman of the meeting will be voted FOR the proposal to increase of the size of the Board of Directors from 11 to 15 directors and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum.

   A registered Tyco shareholder may revoke a proxy by giving written notice of revocation to Tyco's Secretary at Tyco's registered office at any time before it is voted, by submitting a later-dated proxy or by attending the meeting and voting in person.

   Tyco shareholders should complete and return the proxy card as soon as possible. To be valid, the proxy card must be completed in accordance with the instructions on it and received at any one of the addresses set forth below by the times (being local times) and dates specified:

In Bermuda:

by 8:00 a.m. on September 5, 2002 by hand or mail at:

Tyco International Ltd.
The Zurich Centre
Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda

In the United Kingdom:

by 5:00 p.m. on September 4, 2002 by hand or mail at:

Tyco International Ltd.
c/o Tyco Holdings (UK) Limited
27th Floor, Tower 42
The International Financial Centre
25 Old Broad Street
London EC2N 1HQ
United Kingdom

In Australia:

by 5:00 p.m. on September 4, 2002 by hand or mail at:

Tyco International Ltd.
c/o Tyco International Pty. Limited
Level 6
12 Help Street
Chatswood NSW 2067
Australia

In the United States:

by 8:00 a.m. on September 5, 2002 by mail at:

Tyco International Ltd.
c/o Mellon Investor Services
P.O. Box 3547
South Hackensack, NJ 07606-9247
United States of America

Costs of Solicitation

   The cost of solicitation of proxies will be paid by Tyco. Tyco has engaged MacKenzie Partners, Inc. as the proxy solicitor for the meeting for an approximate fee of $9,500. (All references to "$" in this proxy statement are to United States dollars.) In addition to the use of the mails, certain directors, officers or employees of Tyco or its subsidiaries may solicit proxies by telephone or personal contact. Upon request, Tyco will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common shares.

PROPOSAL--TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF
  DIRECTORS FROM 11 TO 15 AND TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT
         INDIVIDUALS TO ACT AS ADDITIONAL DIRECTORS UP TO SUCH MAXIMUM



   The Board of Directors has approved, and is recommending to Tyco shareholders for their approval at the special general meeting of shareholders, a proposal to increase the maximum number of directors constituting the Board of Directors from 11 to 15 and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum. The Board of Directors has determined that this proposal is advisable and should be considered at the special general meeting of Tyco shareholders.


Reasons for Increasing the Number of Directors


   The Board of Directors proposes an increase in the maximum number of directors constituting the Board of Directors from 11 to 15 in accordance with the Bye-laws of Tyco. Under Tyco's Bye-laws, only shareholders are empowered to fix the number of directors on the Board.



   On February 21, 2002, Tyco shareholders elected 11 directors to serve until the 2003 Annual General Meeting of the Tyco shareholders. On June 3, 2002, L. Dennis Kozlowski orally resigned his positions as Chairman of the Board of Directors, President and Chief Executive Officer of Tyco. The Board of Directors subsequently adopted a written resolution in accordance with Tyco's Bye-laws so as to create a vacancy that the remaining directors could fill. The Board has elected Edward D. Breen as Chairman, President and Chief Executive Officer, to fill that vacancy.



   The Board of Directors recommends the creation of vacant directorships that it can subsequently fill with the timely appointment of new directors who qualify as "independent." The Company's current policy regarding director independence, adopted by the shareholders in 1999, states that a substantial majority of the directors of the Company should be outside (non-management) directors as determined by the Board of Directors based on individual circumstances. The Board of Directors will also ensure that each new director satisfies the independence standards recently proposed by the Corporate Accountability and Listing Standards Committee of the New York Stock Exchange. Under these standards, in order for a director to be considered independent, the Board must determine that the director has no material relationship with Tyco or its subsidiaries (either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the Company). In addition, in accordance with these proposed standards:


  . the director must not have been employed by Tyco or its subsidiaries within the past 5 years;

  . the director must not have been affiliated with or employed by PricewaterhouseCoopers, Tyco's outside auditors, within the past 5 years;

  . the director must not have been employed within the past 5 years by another company for which an executive officer of Tyco or its subsidiaries served on the compensation committee of that company at the same time; and

  . immediate family members of the director must likewise not have had relationships of these kinds within the past 5 years.

   Although Tyco has not yet identified potential independent directors, the Board of Directors believes that creating vacant directorships at this time will enable the Board promptly to increase the number of independent directors on the Board of Directors as suitable candidates are identified and agree to serve. Any individual who is appointed to fill a directorship created by the approval of this proposal will serve on the Board of Directors from the date of such appointment until the 2003 Annual General Meeting of the Tyco shareholders, at which time such director may be nominated by the Company for election by the Tyco shareholders.

   Although the Board of Directors seeks approval of an increase in the maximum number of directors at the special general meeting, the Board of Directors anticipates that it will recommend to shareholders that the number of directors be reduced back to 11, the current size of the Board of Directors, over time.

   Increasing the maximum number of directors constituting the Board of Directors from 11 to 15 and authorizing the Board of Directors to appoint individuals to act as additional directors up to such maximum will require the affirmative vote of a majority of common shares represented at the meeting and voting on the proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS FROM 11 TO 15 AND TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT INDIVIDUALS TO ACT AS ADDITIONAL DIRECTORS UP TO SUCH MAXIMUM.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the beneficial ownership of Tyco common shares by (i) those persons known by Tyco to own beneficially more than 5% of Tyco's outstanding common shares; (ii) each of the current directors; (iii) each of the executive officers named under "Board of Directors Committees and Reports; Director and Executive Compensation--Executive Compensation" in Tyco's Proxy Statement for its 2002 Annual General Meeting of the Tyco shareholders, which was filed with the Securities and Exchange Commission on January 28, 2002; and (iv) all current directors and executive officers of Tyco as a group.


                                                               Number of         % of Outstanding
                                                          Common Shares Owned     Common Shares
Beneficial Owner                                            Beneficially(1)     Owned Beneficially
----------------                                        -------------------     ------------------

AXA Financial, Inc.(2).................................        116,829,620             5.85%
 1290 Avenue of the Americas
 New York, New York 10104

Edward D. Breen........................................                  0 (3)             *
 Chairman of the Board, President and
 Chief Executive Officer

Lord Ashcroft KCMG.....................................          5,485,745 (4)            *
 Director

Joshua M. Berman.......................................            173,993 (5)            *
 Director; Vice President

Richard S. Bodman......................................            163,253 (6)            *
 Director

John F. Fort, III......................................            159,702 (7)            *
 Lead Director

Stephen W. Foss........................................            145,487 (8)            *
 Director

Wendy E. Lane..........................................             34,410 (9)            *
 Director

James S. Pasman, Jr....................................             48,416 (10)           *
 Director

W. Peter Slusser.......................................             37,217 (11)           *
 Director

Mark H. Swartz.........................................          7,347,917 (12)           *
 Director; Executive Vice President and
 Chief Financial Officer

Joseph F. Welch........................................             20,263 (13)           *
 Director

L. Dennis Kozlowski....................................         13,704,763 (14)           *
 Former Chairman of the Board of Directors, President
 and Chief Executive Officer

Jerry R. Boggess.......................................            499,832 (15)           *
 President, Tyco Fire & Security Services

Juergen W. Gromer......................................            934,967 (16)           *
 President, Tyco Electronics

Richard J. Meelia......................................          1,422,192 (17)           *
 President, Tyco Healthcare Group

All current directors and executive officers as a group
 (16 persons)..........................................         18,237,640 (18)           *

--------
  * Less than 1%

 (1) The amounts and percentages shown are amounts and percentages owned beneficially as of July 1, 2002 (except for AXA Financial, Inc., where the amounts are as of December 31, 2001, and Mr. Kozlowski, as described in footnote (13)), based on information furnished or publicly disclosed in Schedules 13G or 13D by the persons named or, with respect to Mr. Kozlowski's holdings, as described in footnote (13). A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares that the person has the right to acquire under stock options that were exercisable on July 1, 2002 or that become exercisable within 60 days after July 1, 2002. There were 1,995,423,531 Tyco common shares issued and outstanding as of July 1, 2002.

 (2) The amount shown and the following information is derived from Amendment No. 4 to Schedule 13G dated February 12, 2002 filed jointly on behalf of AXA Financial, Inc.; four French mutual insurance companies (AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle) as a group; AXA; and their subsidiaries. According to the Schedule 13G, each of the French mutual insurance companies and AXA has sole voting power over 54,730,227 of such shares, shared voting power over 27,089,802 of such shares, sole dispositive power over 116,581,703 of such shares and shared dispositive power over 247,917 of such shares. AXA Financial, Inc. has sole voting power over 50,928,674 of such shares, shared voting power over 27,089,802 of such shares, sole dispositive power over 112,792,550 of such shares and shared dispositive power over 129,417 of such shares. The shares are beneficially owned directly by AXA entities or subsidiaries of AXA Financial, Inc. as follows: AXA Investment Managers Paris (France) (909,750 shares), AXA Investment Managers Hong Kong Ltd. (131,310 shares), AXA Investment Managers U.K. Ltd. (2,631,003 shares), AXA Investment Managers Den Haag (87,090 shares), AXA Rosenberg Investment Management LLC (118,500 shares), Alliance Capital Management L.P. (113,192,054 shares, which includes 1,486,100 shares which may be acquired or disposed of upon exercise of options) and The Equitable Life Assurance Society of the United States (1,291,013 shares, which includes 75,000 shares which may be acquired or disposed of upon exercise of options). The address of AXA is 25, avenue Matignon, 75008 Paris, France. In the Schedule 13G, each of the French mutual insurance companies, as a group, and AXA expressly declares that the filing shall not be construed as an admission that it is, for purposes of Section 13(d), the beneficial owner of any securities. Each of the AXA Financial, Inc. subsidiaries operates under independent management and makes independent decisions. The addresses of the French mutual companies are as follows: AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, 370, rue Saint Honore, 75001 Paris, France; and AXA Courtage Assurance Mutuelle, 26, rue Louis le Grand, 75002 Paris, France. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.


 (3) Mr. Breen and Tyco will enter into an employment agreement under which Mr. Breen will receive Tyco equity securities. Tyco anticipates that this agreement will be finalized and filed with the SEC on or about August 14, 2002.


 (4) The amount shown consists of 5,447,180 shares held by or on behalf of a company controlled by the trustee of a family trust in which Lord Ashcroft is beneficially interested and 38,565 shares that Lord Ashcroft has the right to acquire through the exercise of stock options.


 (5) The amount shown includes 91,614 shares held in two charitable remainder trusts of which Mr. Berman is co-trustee and Mr. Berman and members of his immediate family are life unitrust beneficiaries. The amount shown also includes 45,993 shares that Mr. Berman has the right to acquire through the exercise of stock options.


 (6) The amount shown includes 45,993 shares that Mr. Bodman has the right to acquire through the exercise of stock options.


 (7) The amount shown includes 34,055 shares that Mr. Fort has the right to acquire through the exercise of stock options and excludes 2,142 shares held by Mr. Fort as custodian for one of his children, 1,000 shares held by his stepdaughter and 3,863 shares held by his spouse, of which Mr. Fort disclaims beneficial ownership.

 (8) The amount shown includes 36,284 shares that Mr. Foss has the right to acquire through the exercise of stock options. The amount shown also includes 42,856 shares held by the Foss Manufacturing Company Pension Plan and 10,000 shares held by the A.S. Foss Foundation.


 (9) The amount shown includes 21,258 shares that Ms. Lane has the right to acquire through the exercise of stock options.


(10) The amount shown includes 40,002 shares that Mr. Pasman has the right to acquire through the exercise of stock options.


(11) The amount shown includes 29,373 shares that Mr. Slusser has the right to acquire through the exercise of stock options.


(12) The amount shown includes 5,252,415 shares that Mr. Swartz has the right to acquire through the exercise of stock options. The amount shown also includes 392,060 shares held by a family partnership and 900 shares held in custody for his children.


(13) The amount shown includes 8,463 shares that Mr. Welch has the right to acquire through the exercise of stock options.


(14) The amount shown is based on Mr. Kozlowski's Form 4 for January 2002 filed with the SEC in February 2002, which is his most recent filing under
     Section 16(a) of the Exchange Act of 1934 ("Section 16"), and all of Mr. Kozlowski's transactions up to July 1, 2002, of which the Company is aware that Mr. Kozlowski had not yet reported under Section 16, less 1,105,065 unvested restricted shares that were cancelled as of June 3, 2002, due to termination of his employment. The amount includes 10,712,787 shares that Mr. Kozlowski would have the right to acquire through the exercise of stock options, which may be cancelled or otherwise subject to modified terms in accordance with the provisions of the plan under which they were issued, due to circumstances surrounding termination of his employment. The amount also includes 1,621,530 shares held by the KFT Family Partnership, L.P., of which Mr. Kozlowski is the sole general partner, and 391,075 shares held by the DCS Family Partnership L.P., of which Mr. Kozlowski controls all the general partnership interest.


(15) The amount shown includes 398,894 shares that Mr. Boggess has the right to acquire through the exercise of stock options.


(16) The amount shown includes 648,641 shares that Mr. Gromer has the right to acquire through the exercise of stock options.


(17) The amount shown includes 1,255,941 shares that Mr. Meelia has the right to acquire through the exercise of stock options.


(18) The amount shown includes the number of shares beneficially owned by Lord Ashcroft, Ms. Lane, Messrs. Breen, Berman, Bodman, Fort, Foss, Pasman, Slusser, Swartz and Welch, and the following executive officers: Messrs. Boggess, Gromer, Meelia, Irving Gutin and Robert Mead. The amount shown also includes 9,091,589 shares these persons have the right to acquire through the exercise of stock options.

           SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL GENERAL MEETING

   In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement for next year's annual general meeting of shareholders, must be received by Tyco no later than September 30, 2002. Such proposals should be sent to Tyco's General Counsel at The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under Bermuda law.

   In addition, for proposals submitted outside of the Rule 14a-8 procedures, Bermuda law provides that only Tyco shareholders holding not less than 5% of the total voting rights or 100 or more registered Tyco shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of Tyco not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited. Under SEC Rule 14a-4, proxies may be voted on matters properly brought before a meeting under this procedure in the discretion of management without additional proxy statement disclosure about the matter unless Tyco is notified about the matter at least 45 days before the anniversary of the date on which the Company's Proxy Statement for its 2002 Annual General Meeting of Shareholders was first mailed to Tyco's shareholders. The deadline under Rule 14a-4 for next year's meeting is December 14, 2002.

                                    GENERAL


   The enclosed proxy is solicited on behalf of Tyco's Board of Directors. Unless otherwise directed, proxies held by the chairman of the meeting will be voted to approve an increase in the maximum number of directors and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum as stated on the proxy card. The chairman will vote the shares represented by such proxies in accordance with his best judgment with respect to such other business as may properly come before the meeting or any adjournment thereof.

                            TYCO INTERNATIONAL LTD.
        A PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   Proxy Card for use at a special general meeting (the "meeting") of shareholders of Tyco International Ltd., a company organized under the laws of Bermuda ("Tyco"), to be held on September 5, 2002 at 9:30 a.m., Atlantic Time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda.


   The undersigned, being a holder of common shares of Tyco, hereby appoints as his/her proxy at the meeting the chairman of the meeting and directs such proxy to vote (or abstain from voting) at the meeting as indicated on the reverse of this card or, to the extent that no such indication is given, as set forth herein and authorizes the chairman to vote in his discretion on such other business as may properly come before the meeting or any adjournment thereof.


   Please indicate on the reverse of this card how your shares are to be voted. If this card is returned duly signed but without any indication as to how your shares are to be voted in respect of any of the resolutions described on the reverse, you will be deemed to have directed the proxy to vote FOR the proposal set forth herein.

   In order to be effective, completed proxy cards should be received at one of the addresses and by the time (being local time) specified below:

   In Bermuda: Tyco International Ltd., The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda, by 8:00 a.m. on September 5, 2002;

   In the United Kingdom: Tyco International Ltd., c/o Tyco Holdings (UK) Limited, 27th Floor, Tower 42, The International Financial Centre, 25 Old Broad Street, London EC2N 1HQ, United Kingdom, by 5:00 p.m. on September 4, 2002;

   In Australia: Tyco International Ltd., c/o Tyco International Pty. Limited, Level 6, 12 Help Street, Chatswood NSW 2067, Australia, by 5:00 p.m. on September 4, 2002;

   In the United States: Tyco International Ltd., c/o Mellon Investor Services, P.O. Box 3547, South Hackensack, New Jersey 07606-9247, United States of America, by 8:00 a.m. on September 5, 2002.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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

   Please indicate with an "X" in the appropriate space how you wish your votes to be cast. IF NO INDICATION IS GIVEN, PROXIES HELD BY THE CHAIRMAN OF THE MEETING WILL BE VOTED "FOR" AN INCREASE IN THE MAXIMUM NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS FROM 11 TO 15 AND TO AUTHORIZE THE BOARD OF DIRECTORS TO APPOINT INDIVIDUALS TO ACT AS ADDITIONAL DIRECTORS UP TO SUCH MAXIMUM.

   Please mark your votes as indicated in this example [X]

   The Board of Directors recommends a vote "FOR" the following proposal:


   1. To increase the maximum number of directors constituting the Board of Directors from 11 to 15 and to authorize the Board of Directors to appoint individuals to act as additional directors up to such maximum.


                 [_] FOR        [_] AGAINST        [_] ABSTAIN

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Note:

   1. In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.

   2. In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

   3. Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ________________________ Title ____________________________
Date _____________________

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